AFL-CIO Housing Investment Trust

The AFL-CIO Housing Investment Trust (HIT) is a $6.6 billion fixed-income mutual fund that specializes in high credit quality multifamily mortgage-backed securities.

The HIT has 35 years of success in impact investing – generating competitive returns for pension and other eligible funds while also providing the vital collateral benefits of union jobs and affordable housing for working people.

The HIT’s investments have had significant positive impacts on communities across the country. Since inception, the HIT has created the following impacts:

$30.8 billion total economic impact*

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Invested $8.4 billion nationally since inception in 1984, financed 525 projects in 29 states and the District of Columbia

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Created over 171.9 million hours of union construction labor

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Generated over 184,783 total jobs in communities across the U.S.

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Created $12.2 billion in personal income including benefits, with $6.1 billion for construction workers

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Produced 115,484 housing and healthcare units nationwide, with 67% of the housing units affordable or workforce housing

$3.9 billion in tax revenues*

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State and local revenue of nearly $1.3 billion

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Federal revenue of nearly $2.6 billion

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

September 2019

AFL-CIO Housing Investment Trust

Work Generated For [Trade Type]

Last 10 Years (2009-3Q 2019)

Trade	Estimated Hours Worked*
[Trade Type]	[xxx,xxx,xxx]
Total All Trades	62,507,280

Since the HIT’s inception in 1984

Trade	Estimated Hours Worked*
[Trade Type]	[xxx,xxx,xxx]
Total All Trades	171,896,120

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Avenue, NW, Suite 200

Washington, DC 20037

(202) 331-8055

www.aflcio-hit.com

September 2019